UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07660

Name of Fund: The Massachusetts Health & Education Tax-Exempt Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: John M. Loffredo, Chief Executive
      Officer, The Massachusetts Health & Education Tax-Exempt Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/04

Date of reporting period: 01/01/04 - 12/31/04

Item 1 - Report to Stockholders

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

                                        The Massachusetts Health &
                                        Education Tax-Exempt Trust

Annual Report
December 31, 2004

[LOGO] Merrill Lynch Investment Managers

The Massachusetts Health & Education
Tax-Exempt Trust

The Benefits and Risks of Leveraging

The Massachusetts Health & Education Tax-Exempt Trust utilizes leverage to seek to enhance the yield and net asset value of its Common Shares. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Trust issues Preferred Shares, which pay dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Shares, is paid to Common Shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Trust's Common Shares. However, in order to benefit Common Shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Share capitalization of $100 million and the issuance of Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Shares.

In this case, the dividends paid to Preferred Shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Shares will be reduced or eliminated completely. At the same time, the market value of the fund's Common Shares (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Shares' net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Shares does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Shares may also decline.

As a part of its investment strategy, the Trust may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Trust to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Trust invests in inverse floaters, the market value of the Trust's portfolio and the net asset value of the Trust's shares may also be more volatile than if the Trust did not invest in these securities. As of December 31, 2004, the Trust did not invest in inverse floaters.

Swap Agreements

The Trust may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Trust has entered into the swap will default on its obligation to pay the Trust and the risk that the Trust will not be able to meet its obligations to pay the other party to the agreement.


2   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

A Letter From the President and Chief Investment Officer

Dear Shareholder

The U.S. equity market ended 2004 in positive territory, although not without some suspense along the way. Fixed income markets also performed well, with high yield bond investors enjoying some of the greatest returns.

Over the past year, the equity market generally found support from a healthy economic environment, above-average corporate earnings, increased capital spending and still-low interest rates. Stalling the momentum somewhat throughout the year was a contentious election, negligible inflation amid a rising federal funds interest rate, record-high oil prices and the seemingly ever-present worries over terrorism and the war in Iraq.

Still, the Standard & Poor's 500 Index posted a 12-month return of +10.88% and a six-month return of +7.19% as of December 31, 2004. The fourth quarter of the year proved to be the most telling, as the S&P 500 Index was up only 1.51% year-to-date as of September 30, 2004. As the price of oil relaxed and election uncertainties subsided, the market headed more convincingly upward in the last quarter of the year.

Given the relatively positive environment for equities, the favorable performance of the bond market came as somewhat of a surprise. The Lehman Brothers Aggregate Bond Index posted a 12-month return of +4.34% and a six-month return of +4.18% as of December 31, 2004. The tax-exempt market performed just as well, with a 12-month return of +4.48% and a six-month return of +5.19%, as measured by the Lehman Brothers Municipal Bond Index. Those comfortable with a higher degree of risk benefited this past year, as the Credit Suisse First Boston High Yield Index posted a 12-month return of +11.95% and a six-month return of +9.26%. Interestingly, as the Federal Reserve Board began raising its target short-term interest rate, long-term bond yields were little changed. In fact, the yield on the 10-year Treasury was 4.24% at year-end compared to 4.27% at December 31, 2003. The yield on the two-year Treasury climbed to 3.08% at year-end 2004 from 1.84% a year earlier.

As always, our investment professionals are closely monitoring the markets, the economy and the overall environment in an effort to make well-informed decisions for the portfolios they manage. For the individual investor, the key to investment success -- particularly during uncertain times -- is to maintain a long-term perspective and adhere to the disciplines of asset allocation, diversification and rebalancing. We encourage you to work with your financial advisor to ensure these time-tested techniques are incorporated into your investment plan.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the new year and beyond.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Chief Investment Officer
                                        Merrill Lynch Investment Managers


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004   3

[LOGO] Merrill Lynch Investment Managers

A Discussion With Your Trust's Portfolio Managers

      At period-end, the Trust was fully invested and positioned to reflect our generally neutral outlook for interest rates.

Describe the market environment relative to municipal bonds.

U.S. Treasury bond yields generally moved lower over the past 12 months, while displaying considerable monthly volatility along the way. Early in the year, yields declined as bond prices, which move in the opposite direction, rose. The rise in bond prices came as somewhat of a surprise, as economic conditions in the United States continued to improve. However, solid job creation remained elusive and consumer confidence faltered. Under these circumstances, investors became increasingly convinced that the Federal Reserve Board (the Fed) would hold short-term interest rates at their historic lows throughout most of 2004. By mid-March, long-term U.S. Treasury bond yields had declined 42 basis points (.42%) to 4.65%.

In early April, monthly employment reports began to show unexpectedly large gains. Associated improvements in consumer confidence and spending led some investors to believe that the Fed may raise short-term interest rates to ensure that resurgent economic activity did not endanger the positive inflationary environment. By early June, long-term U.S. Treasury bond yields had risen above 5.50%.

For the remainder of the period, however, bond yields generally declined. Earlier strength in payroll growth waned while inflationary measures remained negligible. More important, in late June, the Fed raised its short-term interest rate target by 25 basis points to 1.25%, the first change in more than a year. In its accompanying statement, the Fed called for a "measured" approach to interest rate increases. The prospect for a moderate tightening sequence helped support higher bond prices for the remainder of the Trust's fiscal year. Four subsequent Fed rate hikes brought the federal funds rate to 2.25% at period-end, but had limited market impact as monthly U.S. employment gains remained modest. In addition, strong currency-related demand for U.S. Treasury issues from many foreign governments helped bolster fixed income bond prices, as did the dramatic increase in oil prices, which was viewed by some as depressing both consumer spending and overall economic activity. By the end of December 2004, long-term U.S. Treasury bond yields stood at 4.85%, a decline of 24 basis points over the past year. The 10-year U.S. Treasury note yield fell three basis points during the period to 4.24%.

Yield volatility was more subdued in the tax-exempt market. Long-term revenue bond yields, as measured by the Bond Buyer Revenue Bond Index, declined three basis points over the past year. AAA-rated issues maturing in 30 years, as reported by Municipal Market Data, saw their yields fall just two basis points to 4.61%. In contrast, yields on 10-year, AAA-rated issues rose 12 basis points to 3.52%.

Describe conditions in Massachusetts.

The Massachusetts economy showed signs of a sustained recovery in revenue collections during the second half of the 2004 fiscal year, and indications are that the commonwealth could build on its positive momentum in fiscal year 2005. Massachusetts's unemployment rate continued to fall, ending November 2004 at 4.6%, below the national average of 5.4%. These trends suggest that Massachusetts is again approaching the economic stability it enjoyed as recently as 2001. The commonwealth's budget for the 2005 fiscal year projected financial reserves of just over $800 million, a figure that will be easily surpassed if revenues continue at their current pace. For the first fiscal quarter, tax collections were nearly 6% higher than for the same period in fiscal year 2004.

Massachusetts's fiscal 2006 budget, filed in late January, is expected to boost the amount of state aid to cities by 4.3%. Massachusetts's debt levels, however, remain the second-highest in the United States, due in part to the costs of the Central Artery/Tunnel project (the "Big Dig"). Also, the creation of the School Building Assistance Program, which changes how school construction is financed in the commonwealth, is likely to add to current debt levels.

How did the Trust perform during the fiscal year?

For the 12-month period ended December 31, 2004, the Common Shares of Massachusetts Health & Education Tax-Exempt Trust had net annualized yields of 6.26% and 5.30%, based on a year-end per share net asset value of $13.74 and a per share market price of $16.24, respectively, and $.860 per share income dividends. Over the same period, the total investment return on the Trust's Common Shares was +6.08%, based on a change in per share net asset value from $13.91 to $13.74, and assuming reinvestment of all distributions.


4   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Upon assuming management of the Trust on September 1, 2004, we invested most of the portfolio's cash reserves in what we believed to be attractive lower-rated and non-investment grade Massachusetts bonds. This strategy benefited performance as credit spreads continued to tighten in the months that followed. Detracting from performance was the Trust's relatively low leverage ratio -- approximately 24% of portfolio assets -- compared to other similarly managed portfolios. In a generally favorable market environment for bonds during the final four months of 2004, the lower leverage ratio hindered the Trust's total return.

For the six-month period ended December 31, 2004, the total investment return on the Trust's Common Shares was +6.59%, based on a change in per share net asset value from $13.42 to $13.74, and assuming reinvestment of all distributions.

For a description of the Trust's total investment return based on a change in the per share market value of the Trust's Common Shares (as measured by the trading price of the Trust's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end trust, the Trust's shares may trade in the secondary market at a premium or discount to the Trust's net asset value. As a result, total investment returns based on changes in the market value of the Trust's Common Shares can vary significantly from total investment returns based on changes in the Trust's net asset value.

What changes were made to the portfolio during the period?

As mentioned earlier, we looked to take advantage of what we believed would be a further contraction in credit spreads by investing the Trust's available cash reserves in non-rated and lower-rated Massachusetts bonds. In line with the Trust's investment mandate, virtually all of these new investments were made in the not-for-profit health care and education sectors. By prospectus, the Trust must hold at least 80% of its assets in these areas, and at period-end we were comfortably above this figure at 86%.

For the six months ended December 31, 2004, the Trust's Auction Preferred Shares
(APS) had an average yield of 1.22%. These attractive funding levels, in combination with a steep tax-exempt yield curve, continued to generate significant income to the Trust's Common Shareholders. Although the Fed is expected to continue raising short-term interest rates, subsequent increases are expected to be gradual and should not have an immediate material impact on the positive advantage leverage has had on the yield of the Trust's Common Shares. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Trust's Common Shares. At the end of the period, the Trust's leverage amount, due to APS, was 24% of total net assets, before the deduction of Preferred Shares. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Trust's position at the close of the period?

At period-end, the Trust was fully invested and positioned to reflect our generally neutral outlook for interest rates. We anticipate that dividends on the Trust's Preferred Shares will rise in conjunction with further Fed monetary tightening. We are not, however, expecting a significant rise in yields for long-term Massachusetts municipal securities. We believe the technical characteristics of the commonwealth's tax-exempt market remain favorable. With municipal bond yields relatively attractive compared to their taxable counterparts, we expect to see reduced supply along with solid investor demand for tax-exempt bonds in the coming year.

Theodore R. Jaeckel Jr., CFA
Vice President and Portfolio Manager

Robert D. Sneeden
Vice President and Portfolio Manager

January 7, 2005

--------------------------------------------------------------------------------
We are pleased to announce that Portfolio Managers Theodore R. Jaeckel Jr. and Robert D. Sneeden assumed responsibility for the day-to-day management of the portfolio, effective September 1, 2004. Mr. Jaeckel was named a Managing Director of Merrill Lynch Investment Managers (MLIM) in 2005. Prior to that, he was a Director with MLIM from 1997 to 2004 and a Vice President from 1991 to 1996. Mr. Sneeden has been a Vice President of MLIM since 1998.
--------------------------------------------------------------------------------


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004   5

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments                                           (in Thousands)

            Face
            Amount   Municipal Bonds                                                                                         Value
===================================================================================================================================
Massachusetts--128.5%
-----------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts State College Building Authority, Project Revenue Refunding Bonds, Series B (i):
            $1,300        4.61%* due 5/01/2021                                                                             $    605
               825        5.50% due 5/01/2039                                                                                   940
            -----------------------------------------------------------------------------------------------------------------------
                     Massachusetts State Development Finance Agency, Education Revenue Bonds:
             1,100        (Belmont Hill School), 5% due 9/01/2031                                                             1,118
               400        (Middlesex School Project), 5% due 9/01/2033                                                          406
               250        (Xaverian Brothers High School), 5.65% due 7/01/2029                                                  258
            -----------------------------------------------------------------------------------------------------------------------
                     Massachusetts State Development Finance Agency, First Mortgage Revenue Bonds, Series A:
               855        (Edgecombe Project), 6.75% due 7/01/2021                                                              898
               850        (Overlook Communities Inc.), 6.125% due 7/01/2024                                                     843
            -----------------------------------------------------------------------------------------------------------------------
               825   Massachusetts State Development Finance Agency, Resource Recovery Revenue Bonds (Ogden Haverhill
                     Associates), AMT, Series A, 6.70% due 12/01/2014                                                           892
            -----------------------------------------------------------------------------------------------------------------------
                     Massachusetts State Development Finance Agency Revenue Bonds:
               400        (Franklin W. Olin College), Series B, 5.25% due 7/01/2033 (i)                                         419
             1,000        (Massachusetts College of Pharmacy and Health Sciences), 5.75% due 7/01/2033                        1,039
               425        (Massachusetts Council of Human Service Providers, Inc.), Series C, 6.60% due 8/15/2029               388
               400        (Suffolk University), 5.75% due 7/01/2019                                                             419
               500        (Volunteers of America--Ayer Limited Partnership), AMT, Series A, 6.20% due 2/20/2046 (k)             542
               700        (WGBH Educational Foundation), Series A, 5.375% due 1/01/2042 (a)                                     742
             1,100        (WGBH Educational Foundation), Series A, 5.75% due 1/01/2042 (a)                                    1,300
               600        (Western New England College), 5.875% due 12/01/2022                                                  633
               540        (The Wheeler School), 6.50% due 12/01/2029                                                            568
            -----------------------------------------------------------------------------------------------------------------------
                     Massachusetts State Development Finance Agency, Revenue Refunding Bonds:
             1,500        (Boston University), Series P, 5.45% due 5/15/2059                                                  1,587
               225        (Odd Fellows Home of Massachusetts), 6.25% due 1/01/2015                                              211
            -----------------------------------------------------------------------------------------------------------------------
                     Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
               800        (Baystate Medical Center), Series E, 6% due 7/01/2026 (e)                                             851
             1,000        (Baystate Medical Center), Series F, 5.75% due 7/01/2033                                            1,049
               350        (Berkshire Health System), Series E, 6.25% due 10/01/2031                                             367
             1,500        (Daughters of Charity-Carney), Series D, 6.10% due 7/01/2006 (g)**                                  1,539
             1,350        (Harvard University), Series FF, 5.125% due 7/15/2037                                               1,396
             1,000        (Milford-Whitinsville Hospital), Series D, 6.35% due 7/15/2032                                      1,048
               500        (New England Medical Center Hospitals), Series H, 5% due 5/15/2022 (c)                                523
               200        (Partners Healthcare System), VRDN, Series D-5, 2.18% due 7/01/2017 (h)                               200
             1,000        (Simmons College), Series F, 5% due 10/01/2033 (c)                                                  1,026
               230        (University of Massachusetts), Series C, 5.125% due 10/01/2034 (c)                                    238
             1,355        (Wheaton College), Series D, 6% due 1/01/2018 (g)**                                                 1,447

Portfolio Abbreviations

To simplify the listings of The Massachusetts Health & Education Tax-Exempt Trust's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
PCR        Pollution Control Revenue Bonds
VRDN       Variable Rate Demand Notes


6   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Schedule of Investments (continued)                               (in Thousands)

            Face
            Amount   Municipal Bonds                                                                                         Value
===================================================================================================================================
Massachusetts (concluded)
-----------------------------------------------------------------------------------------------------------------------------------
                     Massachusetts State Health and Educational Facilities Authority, Revenue Refunding Bonds:
            $  885        (Bay Cove Human Services Issue), Series A, 5.90% due 4/01/2028                                    $   854
             1,000        (Berkshire Health System), Series D, 6% due 10/01/2019 (f)                                          1,045
             1,500        (Boston College), Series N, 5.125% due 6/01/2037                                                    1,542
               400        (Capital Asset Program), VRDN, Series C, 2.16% due 7/01/2010 (f)(h)                                   400
               500        (Christopher House), Series A, 6.875% due 1/01/2029                                                   491
               800        (Covenant Health System), 6% due 7/01/2022                                                            862
               400        (Covenant Health System), 6% due 7/01/2031                                                            424
               495        (Learning Center for Deaf Children), Series C, 6.125% due 7/01/2029                                   484
               500        (Massachusetts Institute of Technology), Series L, 5% due 7/01/2023                                   554
               500        (Milton Hospital), Series C, 5.50% due 7/01/2016                                                      506
               100        (Partners Healthcare System), Series A, 5.375% due 7/01/2024 (f)                                      106
             1,000        (Partners Healthcare System), Series C, 5.75% due 7/01/2032                                         1,089
               395        (Valley Regional Health System), Series C, 5.75% due 7/01/2018 (b)                                    404
             1,750        (Wellesley College), 5% due 7/01/2033                                                               1,796
             1,000        (Youville House), Series A, 6.25% due 2/15/2007 (d)(g)                                              1,100
            -----------------------------------------------------------------------------------------------------------------------
               750   Massachusetts State Industrial Finance Agency, Health Care Facility Revenue Bonds (Age Institute of
                     Massachusetts Project), 8.05% due 11/01/2025                                                               753
            -----------------------------------------------------------------------------------------------------------------------
             1,500   Massachusetts State Industrial Finance Agency, PCR (General Motors Corporation), 5.55% due 4/01/2009     1,502
            -----------------------------------------------------------------------------------------------------------------------
               400   Massachusetts State Industrial Finance Agency, Revenue Bonds (Wentworth Institute of Technology),
                     5.75% due 10/01/2028                                                                                       414
            -----------------------------------------------------------------------------------------------------------------------
               340   Massachusetts State Industrial Finance Agency, Senior Living Facility Revenue Bonds (Forge Hill
                     Project), AMT, 6.75% due 4/01/2030                                                                         323
            -----------------------------------------------------------------------------------------------------------------------
             1,000   Massachusetts State Water Pollution Abatement Trust, Pool Program Revenue Bonds, Series 10, 5%
                     due 8/01/2029                                                                                            1,035
            -----------------------------------------------------------------------------------------------------------------------
               500   Massachusetts State Water Resource Authority, General Revenue Refunding Bonds, Series A, 5.75%
                     due 8/01/2039 (c)                                                                                          560
            -----------------------------------------------------------------------------------------------------------------------
             1,000   Rail Connections, Inc., Massachusetts, Capital Appreciation Revenue Bonds (Route 128 Parking
                     Garage), Series B, 6.53%* due 7/01/2009 (g)(j)                                                             441
            -----------------------------------------------------------------------------------------------------------------------
             1,000   University of Massachusetts Building Authority, Project Revenue Refunding Bonds, Senior Series 04-1,
                     5.125% due 11/01/2034 (a)                                                                                1,038
            -----------------------------------------------------------------------------------------------------------------------
                     Total Municipal Bonds (Cost--$39,440)--128.5%                                                           41,215
            =======================================================================================================================


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004   7

[LOGO] Merrill Lynch Investment Managers

Schedule of Investments (concluded)                               (in Thousands)

            Shares
              Held   Short-Term Securities                                                                                    Value
            =======================================================================================================================
                --+  CMA Massachusetts Municipal Money Fund***                                                            $      --+
            =======================================================================================================================
            Total Investments (Cost--$39,440****)--128.5%                                                                    41,215

            Other Assets Less Liabilities--2.7%                                                                                 861

            Preferred Shares, at Redemption Value--(31.2%)                                                                  (10,000)
                                                                                                                           --------
            Net Assets Applicable to Common Shares--100.0%                                                                 $ 32,076
                                                                                                                           ========

(a)   AMBAC Insured.
(b)   Connie Lee Insured.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FSA Insured.
(f)   MBIA Insured.
(g)   Prerefunded.
(h) Security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(i)   XL Capital Insured.
(j)   ACA Insured.
(k)   GNMA Collateralized.
+     Amount is less than $1,000.
* Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of the purchase by the Trust.
** The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
*** Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                              Net       Dividend
      Affiliate                                            Activity      Income
      --------------------------------------------------------------------------
      CMA Massachusetts Municipal Money Fund                  --@          --@
      --------------------------------------------------------------------------
      @     Amount is less than $1,000.

**** The cost and unrealized appreciation/depreciation of investments as of December 31, 2004, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost ...................................               $ 39,345
                                                                       ========
      Gross unrealized appreciation ....................               $  1,947
      Gross unrealized depreciation ....................                    (77)
                                                                       --------
      Net unrealized appreciation ......................               $  1,870
                                                                       ========

      See Notes to Financial Statements.


8   THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Statement of Net Assets

As of December 31, 2004
=====================================================================================================================
Assets
---------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$39,440,030) .............................                     $ 41,214,768
                       Investments in affiliated securities, at value
                        (identified cost--$81) .....................................                               81
                       Cash ........................................................                           90,718
                       Receivables:
                          Interest .................................................    $    771,162
                          Securities sold ..........................................          80,000          851,162
                                                                                        ------------
                       Prepaid expenses ............................................                            2,000
                                                                                                         ------------
                       Total assets ................................................                       42,158,729
                                                                                                         ------------
=====================================================================================================================
Liabilities
---------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Investment adviser .......................................          14,082
                          Administration fees ......................................           6,035           20,117
                                                                                        ------------
                       Accrued expenses ............................................                           62,920
                                                                                                         ------------
                       Total liabilities ...........................................                           83,037
                                                                                                         ------------
=====================================================================================================================
Preferred Shares
---------------------------------------------------------------------------------------------------------------------
                       Preferred Shares, at redemption value, par value $.01 per
                        share (400 shares authorized, 200 shares of APS* issued
                        and outstanding at $50,000 per share liquidation preference)                       10,000,000
                                                                                                         ------------
=====================================================================================================================
Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Shares ......................                     $ 32,075,692
                                                                                                         ============
=====================================================================================================================
Analysis of Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------------------
                       Common Shares, par value $.01 per share (2,335,112 shares
                        issued and outstanding) ....................................                     $     23,351
                       Paid-in capital in excess of par ............................                       29,776,284
                       Undistributed investment income--net ........................    $    492,966
                       Undistributed realized capital gains--net ...................           8,353
                       Unrealized appreciation--net ................................       1,774,738
                                                                                        ------------
                       Total accumulated earnings--net .............................                        2,276,057
                                                                                                         ------------
                       Total--Equivalent to $13.74 net asset value per Common
                        Share (market price--$16.24) ...............................                     $ 32,075,692
                                                                                                         ============

*     Auction Preferred Shares.

      See Notes to Financial Statements.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004   9

[LOGO] Merrill Lynch Investment Managers

Statement of Operations

For the Year Ended December 31, 2004
=====================================================================================================================
Investment Income
---------------------------------------------------------------------------------------------------------------------
                       Interest ....................................................                     $  2,385,842
                       Dividends from affiliates ...................................                               81
                                                                                                         ------------
                       Total income ................................................                        2,385,923
                                                                                                         ------------
=====================================================================================================================
Expenses
---------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................    $    148,483
                       Professional fees ...........................................         102,433
                       Administration fees .........................................          63,398
                       Transfer agent fees .........................................          37,013
                       Trustees' fees and expenses .................................          29,712
                       Commission fees .............................................          25,417
                       Printing and shareholder reports ............................          22,415
                       Custodian fees ..............................................          15,934
                       Pricing fees ................................................           6,329
                       Accounting services .........................................           4,467
                       Listing fees ................................................             271
                       Other .......................................................           9,450
                                                                                        ------------
                       Total expenses before reimbursement .........................         465,322
                       Reimbursement of expenses ...................................             (62)
                                                                                        ------------
                       Total expenses after reimbursement ..........................                          465,260
                                                                                                         ------------
                       Investment income--net ......................................                        1,920,663
                                                                                                         ------------
=====================================================================================================================
Realized & Unrealized Gain (Loss)--Net
---------------------------------------------------------------------------------------------------------------------
                       Realized gain on investments--net ...........................                          619,944
                       Change in unrealized appreciation on investments--net .......                         (459,444)
                                                                                                         ------------
                       Total realized and unrealized gain--net .....................                          160,500
                                                                                                         ------------
=====================================================================================================================
Dividends & Distributions to Preferred Shareholders
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................                          (78,121)
                       Realized gain--net ..........................................                          (17,165)
                                                                                                         ------------
                       Total dividends and distributions to Preferred Shareholders .                          (95,286)
                                                                                                         ------------
                       Net Increase in Net Assets Resulting from Operations ........                     $  1,985,877
                                                                                                         ============

      See Notes to Financial Statements.


10  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Statements of Changes in Net Assets

                                                                                              For the Year Ended
                                                                                                 December 31,
                                                                                        -----------------------------
Increase (Decrease) in Net Assets:                                                           2004             2003
=====================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................    $  1,920,663     $  2,162,085
                       Realized gain--net ..........................................         619,944          214,271
                       Change in unrealized appreciation--net ......................        (459,444)         (46,713)
                       Dividends and distributions to Preferred Shareholders .......         (95,286)         (79,020)
                                                                                        -----------------------------
                       Net increase in net assets resulting from operations ........       1,985,877        2,250,623
                                                                                        -----------------------------
=====================================================================================================================
Dividends & Distributions to Common Shareholders
---------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................      (2,022,704)      (1,917,436)
                       Realized gain--net ..........................................        (367,233)              --
                                                                                        -----------------------------
                       Net decrease in net assets resulting from dividends and
                        distributions to Common Shareholders .......................      (2,389,937)      (1,917,436)
                                                                                        -----------------------------
=====================================================================================================================
Common Share Transactions
---------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Shareholders in reinvestment
                        of dividends and distributions .............................          89,668           60,442
                                                                                        -----------------------------
=====================================================================================================================
Net Assets Applicable to Common Shares
---------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets applicable to Common
                        Shares .....................................................        (314,392)         393,629
                       Beginning of year ...........................................      32,390,084       31,996,455
                                                                                        -----------------------------
                       End of year* ................................................    $ 32,075,692     $ 32,390,084
                                                                                        =============================
                          * Undistributed investment income--net ...................    $    492,966     $    580,732
                                                                                        =============================

      See Notes to Financial Statements.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004  11

[LOGO] Merrill Lynch Investment Managers

Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Year Ended December 31,
                                                                    ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2004          2003          2002          2001          2000
===================================================================================================================================
Per Share Operating Performance
-----------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of year ........  $ 13.91       $ 13.76       $ 13.25       $ 13.17       $ 12.45
                                                                    ---------------------------------------------------------------
                       Investment income--net+ ...................      .82           .93           .94           .94           .90
                       Realized and unrealized gain--net .........      .08           .07           .42           .03           .73
                       Dividends and distributions to Preferred
                        Shareholders:
                          Investment income--net .................     (.03)         (.03)         (.05)         (.11)         (.15)
                          Realized gain--net .....................     (.01)           --            --            --            --
                                                                    ---------------------------------------------------------------
                       Total from investment operations ..........      .86           .97          1.31           .86          1.48
                                                                    ---------------------------------------------------------------
                       Less dividends and distributions to Common
                        Shareholders:
                          Investment income--net .................     (.87)         (.82)         (.80)         (.78)         (.76)
                          Realized gain--net .....................     (.16)           --            --            --            --
                                                                    ---------------------------------------------------------------
                       Total dividends and distributions to Common
                        Shareholders .............................    (1.03)         (.82)         (.80)         (.78)         (.76)
                                                                    ---------------------------------------------------------------
                       Net asset value, end of year ..............  $ 13.74       $ 13.91       $ 13.76       $ 13.25       $ 13.17
                                                                    ===============================================================
                       Market price per share, end of year .......  $ 16.24       $ 15.26       $ 13.48       $ 13.60       $ 12.75
                                                                    ===============================================================
===================================================================================================================================
Total Investment Return
-----------------------------------------------------------------------------------------------------------------------------------
                       Based on market price per share ...........    14.29%        20.11%         5.10%        13.01%        17.78%
                                                                    ===============================================================
===================================================================================================================================
Ratios Based on Average Net Assets of Common Shares*
-----------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement ......     1.45%         1.16%         1.19%         1.18%         1.29%
                                                                    ===============================================================
                       Total expenses ............................     1.45%         1.16%         1.20%         1.20%         1.30%
                                                                    ===============================================================
                       Total investment income--net ..............     5.97%         6.74%         7.00%         7.02%         7.16%
                                                                    ===============================================================
===================================================================================================================================
Ratios Based on Average Assets of Common & Preferred Shares*
-----------------------------------------------------------------------------------------------------------------------------------
                       Total expenses, net of reimbursement ......     1.10%          .88%          .90%          .90%          .96%
                                                                    ===============================================================
                       Total expenses ............................     1.10%          .88%          .91%          .91%          .97%
                                                                    ===============================================================
                       Total investment income--net ..............     4.55%         5.14%         5.31%         5.31%         5.33%
                                                                    ===============================================================
===================================================================================================================================
Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Shares,
                        end of year (in thousands) ...............  $32,076       $32,390       $31,996       $30,727       $30,500
                                                                    ===============================================================
                       Portfolio turnover ........................    20.70%        26.17%        35.56%        12.69%         7.90%
                                                                    ===============================================================

*     Do not reflect the effect of dividends to Preferred Shareholders.
+     Based on average shares outstanding.

      See Notes to Financial Statements.


12  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Notes to Financial Statements

1. Significant Accounting Policies:

The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Trust determines and makes available for publication the net asset value of its Common Shares on a daily basis. The Trust's Common Shares are listed on the American Stock Exchange under the symbol MHE. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures are reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Trust from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

(b) Derivative financial instruments -- The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Trust may write covered call options and purchase put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Trust may enter into forward interest rate swaps. In a forward interest rate swap, the Trust and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Trust records a realized gain or loss in an amount equal to the value of the agreement.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004  13

[LOGO] Merrill Lynch Investment Managers

(c) Income taxes -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. The Trust amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $92,396 has been reclassified between accumulated net realized capital gains and undistributed net investment income and $25,442 has been reclassified between accumulated net realized capital gains and paid-in capital in excess of par as a result of permanent differences attributable to amortization methods of premiums and discounts on fixed income securities. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust had previously entered into an advisory and administrative agreement with Eaton Vance Management ("Eaton Vance"), under which Eaton Vance furnished the Trust with investment research, advisory and administrative services. For such services, the Trust paid a monthly fee at an annual rate of .35% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares.

On May 28, 2004, the Board of Trustees voted to appoint Fund Asset Management, L.P. ("FAM") as the Trust's investment adviser and Princeton Administrators, L.P. ("Princeton") as the Trust's administrator effective September 1, 2004. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM and Princeton are owned and controlled by ML & Co.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .35% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares. The Investment Adviser has agreed to waive its management fees the Trust pays to FAM indirectly through its investment in CMA Massachusetts Municipal Money Fund. For the year ended December 31, 2004, FAM reimbursed the Trust in the amount of $62.

The Trust pays Princeton a monthly fee at an annual rate of .15% of the Trust's average daily net assets, including proceeds from the issuance of Preferred Shares, for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Trust.

Certain officers and/or Trustees of the Trust are officers and/or Trustees of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended December 31, 2004 were $8,425,011 and $9,619,506, respectively.

4. Share Transactions:

Common Shares

The Trust is authorized to issue an unlimited number of Common Shares, par value $.01 per share. Shares issued and outstanding during the years ended December 31, 2004 and December 31, 2003 increased by 6,200 and 4,343, respectively, as a result of reinvestment of dividends and distributions.

Preferred Shares

The Trust is authorized to issue an unlimited number of Preferred Shares, par value $.01 per share. In addition, the Trust has authorized 400 shares of Auction Preferred Shares, par value $.01 per share. Auction Preferred Shares are redeemable shares of Preferred Shares of the Trust, with a par value of $.01 per share and a liquidation preference of $50,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yield in effect at December 31, 2004 was 1.261%.


14  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Notes to Financial Statements (concluded)

5. Distributions to Shareholders:

The Trust paid a tax-exempt income dividend to holders of Common Shares in the amount of $.065000 per share on January 28, 2005 to shareholders of record on January 19, 2005.

The tax character of distributions paid during the fiscal years ended December 31, 2004 and December 31, 2003 was as follows:

--------------------------------------------------------------------------------
                                                      12/31/2004      12/31/2003
--------------------------------------------------------------------------------
Distributions paid from:
   Tax-exempt income ..............................    $2,100,825     $1,939,033
   Ordinary income ................................         2,132         57,423
   Long-term capital gain .........................       382,266             --
                                                       -------------------------
Total distributions ...............................    $2,485,223     $1,996,456
                                                       =========================

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed tax-exempt income .................................    $  395,464
Undistributed ordinary income--net ..............................        21,133
Undistributed long-term capital gains--net ......................            --
                                                                     ----------
Total undistributed earnings--net ...............................       416,597
Capital loss carryforward .......................................            --
Unrealized gains--net ...........................................     1,859,460*
                                                                     ----------
Total accumulated earnings--net .................................    $2,276,057
                                                                     ==========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004  15

[LOGO] Merrill Lynch Investment Managers

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Massachusetts Health & Education
Tax-Exempt Trust:

We have audited the accompanying statement of net assets, including the schedule of investments, of The Massachusetts Health & Education Tax-Exempt Trust (the "Trust"), as of December 31, 2004 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Massachusetts Health & Education Tax-Exempt Trust as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
February 22, 2005


16  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Important Tax Information

All of the net investment income distributions paid by The Massachusetts Health & Education Tax-Exempt Trust during the taxable year ended December 31, 2004 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable distributions paid by the Trust during the year:

--------------------------------------------------------------------------------
                             Payable             Ordinary            Long-Term
                               Date               Income           Capital Gains
--------------------------------------------------------------------------------
Common Shareholder           12/29/04             None               $.157359
--------------------------------------------------------------------------------
Preferred Shareholder        02/12/04             $7.67                  None
                             02/19/04             $2.99                  None
                             11/26/04             None               $  10.96
                             12/02/04             None               $  18.49
                             12/09/04             None               $  11.51
                             12/16/04             None               $  11.51
                             12/23/04             None               $  11.42
                             12/30/04             None               $  11.28
--------------------------------------------------------------------------------

Please retain this information for your records.

Quality Profile

The quality ratings of securities in the Trust as of December 31, 2004 were as follows:

--------------------------------------------------------------------------------
                                                                     Percent of
                                                                        Total
S&P Rating/Moody's Rating                                            Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               37.1%
AA/Aa ...................................................               13.4
A/A .....................................................               10.5
BBB/Baa .................................................               20.7
BB/Ba ...................................................                3.3
NR (Not Rated) ..........................................               13.5
Other* ..................................................                1.5
--------------------------------------------------------------------------------

* Includes investments in variable rate municipal securities and short-term securities.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004  17

[LOGO] Merrill Lynch Investment Managers

Proxy Results

During the six-month period ended December 31, 2004, The Massachusetts Health & Education Tax-Exempt Trust's Common Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on September 30, 2004. A description of the proposal and number of shares voted are as follows:

----------------------------------------------------------------------------------------
                                                         Shares Voted    Shares Withheld
                                                              For          From Voting
----------------------------------------------------------------------------------------
1. To elect the Trust's Trustees:  Edward M. Murphy        2,126,138         18,017
                                   Frank Nesvet            2,124,748         19,407
                                   Walter B. Prince        2,126,138         18,017
                                   James M. Storey         2,117,432         26,723
----------------------------------------------------------------------------------------

During the six-month period ended December 31, 2004, The Massachusetts Health & Education Tax-Exempt Trust's Preferred Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on September 30, 2004. A description of the proposal and number of shares voted are as follows:

---------------------------------------------------------------------------------------------------------------
                                                                                Shares Voted    Shares Withheld
                                                                                    For           From Voting
---------------------------------------------------------------------------------------------------------------
1. To elect the Trust's Trustees: James F. Carlin, III, Thomas H. Green, III,
   Edward M. Murphy, Frank Nesvet, Walter B. Prince and James M. Storey             200                0
---------------------------------------------------------------------------------------------------------------

During the six-month period ended December 31, 2004, The Massachusetts Health & Education Tax-Exempt Trust's Common and Preferred Shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on September 30, 2004. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------------
                                                            Shares       Shares Voted    Shares Voted
                                                           Voted For       Against          Abstain
-----------------------------------------------------------------------------------------------------
2. To approve a new investment advisory agreement
   between the Trust and Fund Asset Management, L.P.       2,062,180        31,743          50,232
-----------------------------------------------------------------------------------------------------


18  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

If you decide to participate in the Plan, The Bank of New York, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust in your account.

Under the Plan, participants in the Plan will have their dividends reinvested in Common Shares of the Trust on valuation date. If the market price per Common Share on valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants at the higher of net asset value or 95% of the market price. If net asset value per Common Share on valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, the agent will buy Common Shares in the open market on the American Stock Exchange, or elsewhere. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per Common Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares by the Trust.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent in noncertificated form in the name of the participant, and each shareholder's proxy will include those shares received pursuant to the Plan. Holders of Common Shares who do not elect to participate in the Plan will receive all such amounts in cash paid by check mailed directly to the record shareholder by The Bank of New York, as dividend paying agent.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan.

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions.

Plan participants will receive tax information annually for personal records and to help prepare federal income tax returns. The automatic reinvestment of dividends and capital gains distributions does not relieve plan participants of any income tax which may be payable on dividends or distributions.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted below. If you withdraw, you will receive a share certificate in your name for all full Common Shares credited to your account under the Plan and a cash payment for any fraction of a share credited to your account. If you desire, the Plan Agent will sell your shares in the Plan and send you the proceeds of the sale, less brokerage commissions.

If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name, which will enable your participation in the Plan.

Any correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.

Other Information

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004  19

[LOGO] Merrill Lynch Investment Managers

Officers and Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas H.   P.O. Box 9095  Trustee      1993 to  Managing Director, Citigroup Global Markets Inc.,     One             None
Green,      Princeton, NJ               present  since 2002; Director in SSB, Public Finance
III*        08543-9095                           Department from 1998 to 2001; First Assistant
            Age: 45                              Attorney General for The Commonwealth of
                                                 Massachusetts from 1992 to 1998; Vice President,
                                                 Public Finance, First Boston Corporation.
                                                 Mr. Green is an interested person of the Trust
                                                 because of his affiliation with a brokerage firm.
====================================================================================================================================
Independent Trustees
------------------------------------------------------------------------------------------------------------------------------------
James F.    P.O. Box 9095  Trustee      2003 to  Executive Vice President, Managing Partner,           One             None
Carlin,     Princeton, NJ               present  Crosspoint Associates, Inc. (real estate
III*        08543-9095                           management and development) since 1993;
            Age: 41                              Board of Directors, Chart Bank since 1996;
                                                 Principal of Alpha Analytical Inc. since 2000;
                                                 Former Director of Carlin Insurance.
------------------------------------------------------------------------------------------------------------------------------------
Edward M.   P.O. Box 9095  Trustee      1993 to  President of the Mentor Network since 2004;           One             None
Murphy      Princeton, NJ               present  President and Chief Executive Officer of Alliance
            08543-9095                           Health Incorporated, since March 1999; Formerly,
            Age: 57                              President and Chief Operating Officer of Olympus
                                                 Healthcare Group, Inc.; Senior Vice President of
                                                 Tucker Anthony Inc. from 1995 to 1997; Executive
                                                 Director of the Massachusetts Health and
                                                 Educational Facilities Authority from 1989 to 1995;
                                                 Previously, Commissioner of the Massachusetts
                                                 Department of Mental Health.
------------------------------------------------------------------------------------------------------------------------------------
Frank       P.O. Box 9095  Trustee      2004 to  Chief Executive Officer, Libra Group, Inc. since      One             Director of
Nesvet      Princeton, NJ               present  1998; Managing Director, Senior Vice President,                       Jefferson
            08543-9095                           CFO and Fund Treasurer, New England Funds                             Pilot
            Age: 61                              from 1993 to 1998.                                                    Variable Fund
                                                                                                                       (a series of
                                                                                                                       14 mutual
                                                                                                                       funds
                                                                                                                       sponsored
                                                                                                                       and managed
                                                                                                                       by Jefferson
                                                                                                                       Pilot
                                                                                                                       Investment
                                                                                                                       Advisory
                                                                                                                       Corporation
                                                                                                                       since October
                                                                                                                       2003);
                                                                                                                       Trustee and
                                                                                                                       Chairman of
                                                                                                                       the Audit
                                                                                                                       Committee of
                                                                                                                       StreetTRACKS
                                                                                                                       (R) Series
                                                                                                                       Trust (a
                                                                                                                       series of 10
                                                                                                                       exchange-
                                                                                                                       traded mutual
                                                                                                                       funds spon-
                                                                                                                       sored and
                                                                                                                       managed by
                                                                                                                       State Street
                                                                                                                       Global
                                                                                                                       Advisers)
                                                                                                                       since 2000.


20  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Officers and Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Trustees (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Walter B.   P.O. Box 9095  Chairman     1993 to  Partner of the law firm of Prince, Lobel,             One             None
Prince      Princeton, NJ  and Trustee  present  Glovsky & Tye LLP, since 1988; Board of Directors,
            08543-9095                           OneUnited Bank.
            Age: 56
------------------------------------------------------------------------------------------------------------------------------------
James M.    P.O. Box 9095  Trustee      1993 to  Corporate Trustee/Director of various organizations   One             Trustee of
Storey      Princeton, NJ               present  and corporations, including The U.S. Charitable                       the SEI
            08543-9095                           Gift Trust (a charitable organization sponsored by                    Investment
            Age: 73                              Eaton Vance) and a practicing attorney; Partner                       Funds
                                                 of the law firm of Dechert, Price & Rhoads from                       (consisting
                                                 1987 to 1993.                                                         of 126
                                                                                                                       portfolios).
            ------------------------------------------------------------------------------------------------------------------------
            * Auction Preferred Shares Trustee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Trust        Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2004 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAMD since 1999; Vice President of MLIM and FAM from
            Age: 44        Treasurer             1990 to 1997; Director of Taxation of MLIM from 1990 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  President    2004 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ               present  Management) of MLIM from 1998 to 2000.
            08543-9011
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Theodore    P.O. Box 9011  Vice         2004 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice
R. Jaeckel  Princeton, NJ  President    present  President of MLIM from 1994 to 2000.
Jr.         08543-9011
            Age: 45
------------------------------------------------------------------------------------------------------------------------------------
Robert D.   P.O. Box 9011  Vice         2004 to  Vice President (Municipal Tax-Exempt Fund Management) of MLIM since 1998;
Sneeden     Princeton, NJ  President    present  Assistant Vice President and Portfolio Manager of MLIM from 1994 to 1998.
            08543-9011
            Age: 52
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Hiller      Princeton, NJ  Compliance   present  and Chief Compliance Officer of MLIM since 2004; Global Director of Compliance at
            08543-9011     Officer               Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
            Age: 53                              Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                 Officer at Prudential Financial from 1995 to 2000.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Secretary of MLIM, FAM, FAMD and Princeton Services since 2004; Director (Legal
Pellegrino  Princeton, NJ               present  Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to 2002; Attorney
            08543-9011                           associated with MLIM since 1997.
            Age: 44
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Trust serve at the pleasure of the Board of Trustees.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agents

Common Shares:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Shares:

Deutsche Bank Trust Company
280 Park Avenue, 9th Floor
New York, NY 10018

Amex Symbol

MHE


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004  21

[LOGO] Merrill Lynch Investment Managers

Availability of Quarterly Schedule of Investments

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


22  THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004

Electronic Delivery

The Trust offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


    THE MASSACHUSETTS HEALTH & EDUCATION TAX-EXEMPT TRUST  DECEMBER 31, 2004  23

[LOGO] Merrill Lynch Investment Managers                         www.mlim.ml.com

The Massachusetts Health & Education Tax-Exempt Trust seeks to provide shareholders as high a level of current income exempt from both regular federal income taxes and Massachusetts personal income taxes as is consistent with the preservation of shareholders' capital. The Trust seeks to achieve its investment objective by investing primarily in Massachusetts tax-exempt obligations issued on behalf of participating not-for-profit institutions. The Trust will continue to invest primarily in "investment grade" obligations. The Trust is intended to be a long-term investment and not a short-term trading vehicle.

This report, including the financial information herein, is transmitted to shareholders of The Massachusetts Health & Education Tax-Exempt Trust for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trust has leveraged its Common Shares and intends to remain leveraged by issuing Preferred Shares to provide the Common Shareholders with a potentially higher rate of return. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may affect the yield to Common Shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Trust voted proxies relating to securities held in the Trust's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

The Massachusetts Health & Education Tax-Exempt Trust
Box 9011
Princeton, NJ 08543-9011

                                                                  #MHET -- 12/04

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of trustees has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent: Frank Nesvet.

Item 4 - Principal Accountant Fees and Services

        (a) Audit Fees -          Fiscal Year Ending December 31, 2004 - $25,200
                                  Fiscal Year Ending December 31, 2003 - $N/A

        (b) Audit-Related Fees -  Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $N/A

        (c) Tax Fees -            Fiscal Year Ending December 31, 2004 - $5,200
                                  Fiscal Year Ending December 31, 2003 - $N/A

        The nature of the services include tax compliance, tax advice and tax planning.

        (d) All Other Fees -      Fiscal Year Ending December 31, 2004 - $0
                                  Fiscal Year Ending December 31, 2003 - $N/A

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending December 31, 2004 - $11,926,355
             Fiscal Year Ending December 31, 2003 - $18,621,495

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $945,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         James F. Carlin, III
         Thomas H. Green, III
         Walter B. Prince
         Edward M. Murphy
         James M. Storey
         Frank Nesvet

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Massachusetts Health & Education Tax-Exempt Trust


By: /s/ John M. Loffredo
    --------------------------------
    John M. Loffredo,
    Chief Executive Officer of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: February 24, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ John M. Loffredo
    --------------------------------
    John M. Loffredo,
    Chief Executive Officer of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: February 24, 2005


By: /s/ Donald C. Burke
    --------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    The Massachusetts Health & Education Tax-Exempt Trust

Date: February 24, 2005